UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22957

Invesco Management Trust

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/20

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Investors faced unprecedented economic events and market volatility during the reporting period as a global pandemic gripped the world and equities experienced some of the most extreme price swings in history. In the fall of 2019, the onset of the reporting period, markets were relatively calm despite US-China trade concerns and signs of slowing global growth. In the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. Like equities, however, corporate bond prices fell due to the impact of diminished corporate profits. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter, offsetting some of the pandemic fears. Retail sales rebounded in May, as did automobile sales, and the unemployment rate continued to drop.

The final months of the reporting period provided further evidence that economic activity, post lockdowns, had improved. Despite the announcement that US GDP decreased at an annual rate of 31.7% in the second quarter of 2020 (second estimate), investors were more focused on recovery of economic data. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. The possibility of a COVID-19 vaccine by year-end also encouraged investors. In this context, the S&P 500 Index turned positive year-to-date through July and set new record highs in August. Comparatively, international equities, both developed and emerging, were also largely positive but lagged US stocks.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco Conservative Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Conservative Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2020, Class A shares of Invesco Conservative Income Fund (the Fund), at net asset value (NAV), outperformed the ICE BofAML US Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 8/31/19 to 8/31/20
Class A Shares	2.16%

Class Y Shares*	2.28

Institutional Class Shares	2.29

Class R6 Shares*	2.49

ICE BofAML US Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.35

Lipper Ultra Short Obligations Funds Index∎ (Peer Group Index)	2.16

Source(s): ▼Bloomberg L.P.; ∎ Lipper Inc.
*Class Y and Class R6 shares incepted during the fiscal year. See page 7 more information.

Market conditions and your Fund

The fiscal year was a tale of two markets, bifurcated in terms of overall US economic growth and financial market returns. During the first half of the fiscal year, investors witnessed a resilient US economy, solid corporate earnings and a newly accommodative US Federal Reserve (the Fed), which helped propel risk assets higher, particularly equities. The second half of the fiscal year moved in the opposite direction with the onset of the coronavirus (COVID-19) disrupting travel and suppressing consumer activity. Investors became increasingly concerned about the global economy and the abrupt economic stoppage causing mass unemployment and negative GDP growth. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, risk assets declined sharply and quickly as did US Treasury yields, ushering in the first bear market since the financial crisis of 2008.

Both the US government and the Fed acted swiftly to help buffer the negative economic impact of quarantine and shelter-in-place policies and to limit the potential for permanent damage to the US economy. Both fiscal and monetary stimulus were unprecedented in terms of size, scope and timing of implementation. In terms of monetary policy, the Fed cut interest rates twice in March 2020, first by 0.50% and then by 1.00% to a target range of 0.00% to 0.25%.1 The central bank cited dysfunctional short-term funding markets and the possibility of greater longer-term damage to capital markets and the broader economy. Similar to its role in the 2008-2009 financial crisis, the Fed created lending facilities within the commercial paper market, supported prime money market funds directly, and purchased US Treasury bonds and agency mortgage-backed securities across the maturity spectrum. It later engaged in corporate bond purchases of both investment grade and speculative grade quality corporate debt to solidify the proper functioning of markets.

Yields declined significantly across the maturity spectrum as a result of the Fed’s actions.

The ICE BofA 0-3 months US Treasury Bill Index yielded 0.10% on August 31, 2020, down 180 basis points from a year earlier.2 (A basis point is one one-hundredth of a percentage point.) The three-month US dollar Libor also declined 190 basis points to 0.24% over the fiscal year.2 Ten year US Treasury yields declined 80 basis points to 0.70%.2

During the fiscal year, the Fund’s outperformance versus its broad market/ style-specific benchmark was primarily generated by the Fund’s overweight allocation to investment grade corporate debt, commercial paper and asset-backed securities.

Regarding corporate bond holdings, the Fund maintained an average allocation of 42% in the financials sector, 3% in the technology, media and telecom sector and 2% in the utilities sector during the fiscal year. The Fund’s allocation to money market securities averaged 34%. Additional meaningful contributors to the Fund’s performance versus the broad market/style-specific benchmark during the fiscal year were corporate issues, credit card asset-backed securities and automobile asset-backed securities. Our positions in automotive repurchase agreements and US Treasury notes slightly detracted from the Fund’s relative performance during the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration, coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Conservative Income Fund.

1 Source: US Federal Reserve

2 Source: US Department of Treasury

Portfolio managers:

Laurie Brignac

Joseph Madrid

Marques Mercier

4                         Invesco Conservative Income Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco Conservative Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 7/1/14

1 Source: Lipper Inc.

2 Source: Bloomberg L.P.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Conservative Income Fund

Average Annual Total Returns
As of 8/31/20
Class A Shares

Inception	1.47%

5 Years	1.77

1 Year	2.16

Class Y Shares

Inception	1.56%

5 Years	1.85

1 Year	2.28

Institutional Class Shares

Inception (7/1/14)	1.56%

5 Years	1.86

1 Year	2.29

Class R6 Shares

Inception	1.59%

5 Years	1.89

1 Year	2.49

Class A shares incepted on April 2, 2018. Performance shown prior to that date is that of Institutional Class shares restated to reflect the higher 12b-1 fees applicable to Class A shares.

Class Y shares incepted on December 10, 2019. Performance shown prior to that date is that of Institutional Class shares and includes the 12b-1 fees applicable to Institutional Class shares.

Class R6 shares incepted on May 15, 2020. Performance shown prior to that date is that of Institutional Class shares and includes the 12b-1 fees applicable to Institutional Class shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A, Class Y, Institutional Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Conservative Income Fund

Invesco Conservative Income Fund’s investment objective is to provide capital preservation and current income while maintaining liquidity.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The ICE BofAML US Treasury Bill Index tracks the performance of US dollar-denominated US Treasury Bills publicly issued in the US domestic market.
∎	The Lipper Ultra Short Obligations Funds Index is an unmanaged index considered representative of ultra-short obligations funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

The Securities and Exchange Commission has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 30-April 1, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Conservative Income Fund

Fund Information

Portfolio Composition

By security type	% of Total Investments
U.S. Dollar Denominated Bonds & Notes	47.9%
Commercial Paper	33.0
Asset-Backed Securities	9.0
U.S. Treasury Securities	4.7
Repurchase Agreements	3.7
Certificates of Deposit	1.6
Variable Rate Demand Notes	0.1

Top Five Debt Issuers

% of total net assets
1. ETP Legacy L.P.	1.9%
2. Coca-Cola Co. (The)	1.0
3. Barclays Bank PLC	1.0
4. Hyundai Capital America	1.0
5. Canadian Natural Resources Ltd.	0.9

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of August 31, 2020.

9                         Invesco Conservative Income Fund

Schedule of Investments

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Dollar Denominated Bonds & Notes-48.38%(a)
Agricultural & Farm Machinery-0.66%
John Deere Capital Corp. (3 mo. USD LIBOR + 0.40%)(b)	0.72%	06/07/2021	$9,638	$9,668,968

John Deere Capital Corp.	1.20%	04/06/2023	2,687	2,747,910

John Deere Capital Corp.	2.88%	03/12/2021	10,000	10,140,571

				22,557,449

Application Software-0.15%
Intuit, Inc.	0.65%	07/15/2023	5,000	5,040,321

Automobile Manufacturers-3.42%
American Honda Finance Corp. (3 mo. USD LIBOR + 0.37%)(b)	0.61%	05/10/2023	15,000	14,962,663

American Honda Finance Corp. (3 mo. USD LIBOR + 0.35%)(b)	0.66%	06/11/2021	5,625	5,637,151

American Honda Finance Corp. (3 mo. USD LIBOR + 0.47%)(b)	0.75%	01/08/2021	8,667	8,677,656

BMW US Capital LLC (Germany)(c)	2.00%	04/11/2021	34,775	35,072,464

Hyundai Capital America (3 mo. USD LIBOR + 0.94%)(b)(c)	1.22%	07/08/2021	5,000	4,999,873

Toyota Motor Credit Corp.	0.45%	07/22/2022	6,801	6,810,482

Toyota Motor Credit Corp.	0.50%	08/14/2023	17,605	17,635,247

Toyota Motor Credit Corp.	2.60%	01/11/2022	6,000	6,187,212

Volkswagen Group of America Finance LLC (Germany) (3 mo. USD LIBOR + 0.77%)(b)(c)	1.02%	11/13/2020	4,229	4,234,489

Volkswagen Group of America Finance LLC (Germany)(c)	2.50%	09/24/2021	3,500	3,571,903

Volkswagen Group of America Finance LLC (Germany)(c)	3.88%	11/13/2020	10,000	10,066,793

				117,855,933

Biotechnology-0.73%
AbbVie, Inc. (3 mo. USD LIBOR + 0.46%)(b)(c)	0.73%	11/19/2021	15,000	15,049,118

AbbVie, Inc.(c)	4.88%	02/15/2021	10,000	10,092,577

				25,141,695

Cable & Satellite-0.24%
NBCUniversal Enterprise, Inc. (3 mo. USD LIBOR + 0.40%)(b)(c)	0.70%	04/01/2021	8,400	8,418,702

Construction Machinery & Heavy Trucks-0.86%
Caterpillar Financial Services Corp. (3 mo. USD LIBOR + 0.20%)(b)	0.46%	11/12/2021	9,524	9,535,607

Caterpillar Financial Services Corp. (3 mo. USD LIBOR + 0.22%)(b)	0.50%	01/06/2022	4,938	4,946,407

Caterpillar Financial Services Corp. Series I (3 mo. USD LIBOR + 0.39%)(b)	0.67%	05/17/2021	15,000	15,040,577

				29,522,591

Consumer Finance-1.43%
American Express Co. (3 mo. USD LIBOR + 0.33%)(b)	0.60%	10/30/2020	9,200	9,202,050

American Express Co. (3 mo. USD LIBOR + 0.53%)(b)	0.81%	05/17/2021	4,117	4,130,188

American Express Co. (3 mo. USD LIBOR + 0.60%)(b)	0.85%	11/05/2021	18,663	18,769,583

Capital One Financial Corp. (3 mo. USD LIBOR + 0.45%)(b)	0.72%	10/30/2020	2,000	2,000,639

Capital One N.A.	2.25%	09/13/2021	15,000	15,250,583

				49,353,043

Data Processing & Outsourced Services-0.54%
PayPal Holdings, Inc.	1.35%	06/01/2023	9,687	9,918,664

PayPal Holdings, Inc.	2.20%	09/26/2022	4,013	4,162,842

Visa, Inc.	2.20%	12/14/2020	4,424	4,439,953

				18,521,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Diversified Banks-22.97%
ABN AMRO Bank N.V. (Netherlands) (3 mo. USD LIBOR + 0.41%)(b)(c)	0.68%	01/19/2021	$16,443	$16,473,934

ABN AMRO Bank N.V. (Netherlands) (3 mo. USD LIBOR + 0.57%)(b)(c)	0.82%	08/27/2021	18,221	18,316,292

Australia & New Zealand Banking Group Ltd. (Australia) (3 mo. USD LIBOR + 0.32%)(b)(c)	0.56%	11/09/2020	5,000	5,003,280

Australia & New Zealand Banking Group Ltd. (Australia) (3 mo. USD LIBOR + 0.49%)(b)(c)	0.74%	11/21/2022	11,163	11,233,010

Australia & New Zealand Banking Group Ltd. (Australia)	3.30%	05/17/2021	6,000	6,130,996

Bank of America Corp. (3 mo. USD LIBOR + 0.65%)(b)	0.95%	10/01/2021	4,430	4,432,636

Bank of America Corp. (3 mo. USD LIBOR + 0.65%)(b)	0.95%	06/25/2022	9,600	9,643,680

Bank of America Corp.	3.30%	01/11/2023	18,000	19,208,170

Bank of America Corp.	4.10%	07/24/2023	5,000	5,516,837

Bank of Montreal (Canada) Series D (3 mo. USD LIBOR + 0.46%)(b)	0.73%	04/13/2021	5,000	5,015,307

Bank of Montreal (Canada)	1.90%	08/27/2021	6,565	6,686,464

Bank of Montreal (Canada)	2.90%	03/26/2022	14,189	14,761,741

Bank of Nova Scotia (The) (Canada) (3 mo. USD LIBOR + 0.29%)(b)	0.57%	01/08/2021	5,000	5,005,291

Bank of Nova Scotia (The) (Canada)	1.63%	05/01/2023	15,000	15,448,444

Bank of Nova Scotia (The) (Canada)	2.00%	11/15/2022	9,000	9,321,042

Bank of Nova Scotia (The) (Canada)	2.50%	01/08/2021	10,000	10,080,516

Banque Federative du Credit Mutuel S.A. (France)(c)	2.13%	11/21/2022	7,050	7,296,986

Banque Federative du Credit Mutuel S.A. (France)(c)	2.70%	07/20/2022	5,000	5,204,598

Banque Federative du Credit Mutuel S.A. (France)(c)	3.75%	07/20/2023	7,100	7,725,952

BNP Paribas S.A. (France)	5.00%	01/15/2021	12,000	12,211,143

Canadian Imperial Bank of Commerce (Canada)	0.95%	06/23/2023	17,045	17,258,437

Canadian Imperial Bank of Commerce (Canada) (3 mo. USD LIBOR + 0.72%)(b)	1.04%	06/16/2022	6,732	6,803,360

Capital One Bank USA N.A.(d)	2.01%	01/27/2023	10,715	10,919,825

Citigroup, Inc.(d)	2.88%	07/24/2023	11,030	11,499,192

Commonwealth Bank of Australia (Australia)(c)	2.00%	09/06/2021	4,371	4,446,638

Commonwealth Bank of Australia (Australia)(c)	2.75%	03/10/2022	10,500	10,899,107

Cooperatieve Rabobank U.A. (Netherlands) (3 mo. USD LIBOR + 0.43%)(b)	0.67%	04/26/2021	6,275	6,293,195

Cooperatieve Rabobank U.A. (Netherlands)	4.50%	01/11/2021	6,491	6,590,475

Credit Agricole Corporate & Investment Bank S.A. (France) (3 mo. USD LIBOR + 0.40%)(b)(c)	0.65%	05/03/2021	10,000	10,012,836

Credit Agricole Corporate & Investment Bank S.A. (France) (3 mo. USD LIBOR + 0.63%)(b)	0.92%	10/03/2021	5,000	5,002,120

Credit Agricole S.A. (France) (3 mo. USD LIBOR + 1.18%)(b)(c)	1.48%	07/01/2021	10,000	10,085,212

DNB Bank ASA (Norway) (3 mo. USD LIBOR + 0.37%)(b)(c)	0.67%	10/02/2020	3,000	3,001,053

HSBC Holdings PLC (United Kingdom) (3 mo. USD LIBOR + 0.65%)(b)	0.97%	09/11/2021	7,143	7,143,859

JPMorgan Chase & Co. (3 mo. USD LIBOR + 0.61%)(b)	0.92%	06/18/2022	5,854	5,874,812

JPMorgan Chase & Co.	3.25%	09/23/2022	12,000	12,697,367

Lloyds Bank PLC (United Kingdom) (3 mo. USD LIBOR + 0.49%)(b)	0.73%	05/07/2021	3,261	3,269,179

Manufacturers and Traders Trust Co. (3 mo. USD LIBOR + 0.27%)(b)	0.51%	01/25/2021	9,000	9,011,097

Mitsubishi UFJ Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.65%)(b)	0.89%	07/26/2021	12,372	12,427,018

Mitsubishi UFJ Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.79%)(b)	1.03%	07/25/2022	814	821,342

Mitsubishi UFJ Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.06%)(b)	1.37%	09/13/2021	5,000	5,043,974

Mitsubishi UFJ Financial Group, Inc. (Japan)	2.95%	03/01/2021	9,621	9,748,335

Mizuho Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.94%)(b)	1.20%	02/28/2022	15,702	15,854,105

MUFG Union Bank N.A.	2.10%	12/09/2022	4,500	4,660,456

MUFG Union Bank N.A.	3.15%	04/01/2022	7,500	7,824,432

National Australia Bank Ltd. (Australia) (3 mo. USD LIBOR + 0.35%)(b)(c)	0.62%	01/12/2021	3,000	3,004,152

National Australia Bank Ltd. (Australia) (3 mo. USD LIBOR + 0.71%)(b)(c)	0.96%	11/04/2021	20,000	20,150,812

National Bank of Canada (Canada)(d)	0.90%	08/15/2023	5,000	5,032,072

National Bank of Canada (Canada)	2.10%	02/01/2023	15,000	15,538,287

Nordea Bank Abp (Finland)(c)	1.00%	06/09/2023	7,408	7,508,423

Nordea Bank Abp (Finland)(c)	4.88%	05/13/2021	12,000	12,348,526

PNC Bank N.A.(d)	2.03%	12/09/2022	15,000	15,307,220

PNC Bank N.A.(d)	2.23%	07/22/2022	17,000	17,284,786

PNC Bank N.A.	2.45%	11/05/2020	9,261	9,279,628

Royal Bank of Canada (Canada) (3 mo. USD LIBOR + 0.47%)(b)	0.74%	04/29/2022	10,000	10,051,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Diversified Banks-(continued)
Royal Bank of Canada (Canada)	1.60%	04/17/2023	$10,000	$10,332,902

Skandinaviska Enskilda Banken AB (Sweden)(c)	0.55%	09/01/2023	13,515	13,578,791

Skandinaviska Enskilda Banken AB (Sweden) (3 mo. USD LIBOR + 0.43%)(b)(c)	0.71%	05/17/2021	5,000	5,014,790

Skandinaviska Enskilda Banken AB (Sweden)(c)	3.05%	03/25/2022	12,000	12,482,999

Sumitomo Mitsui Banking Corp. (Japan) (3 mo. USD LIBOR + 0.35%)(b)	0.62%	07/16/2021	20,000	20,041,955

Sumitomo Mitsui Banking Corp. (Japan) (3 mo. USD LIBOR + 0.37%)(b)	0.64%	10/16/2020	8,333	8,337,518

Sumitomo Mitsui Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.11%)(b)	1.38%	07/14/2021	6,200	6,251,258

Sumitomo Mitsui Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 1.14%)(b)	1.41%	10/19/2021	4,275	4,322,290

Svenska Handelsbanken AB (Sweden)(c)	0.63%	06/30/2023	11,429	11,474,993

Svenska Handelsbanken AB (Sweden) (3 mo. USD LIBOR + 1.15%)(b)	1.46%	03/30/2021	10,000	10,067,762

Svenska Handelsbanken AB (Sweden)	1.95%	09/08/2020	12,425	12,428,416

Swedbank AB (Sweden)(c)	1.30%	06/02/2023	12,000	12,246,552

Toronto-Dominion Bank (The) (Canada) (3 mo. USD LIBOR + 0.24%)(b)	0.48%	01/25/2021	3,000	3,002,880

Toronto-Dominion Bank (The) (Canada) (SOFR + 0.48%)(b)	0.57%	01/27/2023	9,108	9,131,368

Toronto-Dominion Bank (The) (Canada) (3 mo. USD LIBOR + 0.35%)(b)	0.61%	07/22/2022	10,000	9,977,501

Toronto-Dominion Bank (The) (Canada) (3 mo. USD LIBOR + 0.43%)(b)	0.75%	06/11/2021	10,000	10,028,756

Toronto-Dominion Bank (The) (Canada)	0.75%	06/12/2023	15,000	15,157,941

Toronto-Dominion Bank (The) (Canada) (3 mo. USD LIBOR + 0.90%)(b)	1.17%	07/13/2021	4,225	4,257,502

U.S. Bank N.A. (3 mo. USD LIBOR + 0.31%)(b)	0.56%	02/04/2021	9,375	9,386,406

U.S. Bank N.A. (3 mo. USD LIBOR + 0.32%)(b)	0.57%	04/26/2021	12,500	12,522,948

U.S. Bank N.A. (3 mo. USD LIBOR + 0.38%)(b)	0.66%	11/16/2021	4,545	4,559,463

U.S. Bank N.A. (3 mo. USD LIBOR + 0.44%)(b)	0.70%	05/23/2022	10,000	10,050,056

United Overseas Bank Ltd. (Singapore) (3 mo. USD LIBOR + 0.48%)(b)(c)	0.74%	04/23/2021	4,700	4,706,081

Wells Fargo & Co.	2.63%	07/22/2022	8,810	9,168,126

Wells Fargo & Co.	4.60%	04/01/2021	15,000	15,375,323

Wells Fargo Bank N.A.(d)	2.90%	05/27/2022	12,500	12,728,534

Westpac Banking Corp. (Australia) (3 mo. USD LIBOR + 0.34%)(b)	0.59%	01/25/2021	10,064	10,077,003

Westpac Banking Corp. (Australia) (3 mo. USD LIBOR + 0.85%)(b)	1.12%	08/19/2021	6,991	7,043,955

Westpac Banking Corp. (Australia)	2.00%	01/13/2023	7,499	7,783,184

Westpac Banking Corp. (Australia)	2.60%	11/23/2020	3,000	3,016,153

				791,962,620

Diversified Capital Markets-2.43%
Credit Suisse AG (Switzerland) (SOFR + 0.45%)(b)	0.54%	02/04/2022	15,000	15,029,156

Credit Suisse AG (Switzerland)	1.00%	05/05/2023	13,636	13,843,116

Credit Suisse AG (Switzerland)	3.00%	10/29/2021	11,391	11,746,647

Macquarie Bank Ltd. (Australia) (3 mo. USD LIBOR + 0.45%)(b)(c)	0.71%	11/24/2021	15,000	15,068,697

Macquarie Bank Ltd. (Australia)(c)	2.85%	01/15/2021	13,000	13,120,812

UBS AG (Switzerland)(c)	2.45%	12/01/2020	15,000	15,055,573

				83,864,001

Electric Utilities-0.83%
Duke Energy Florida LLC Series A (3 mo. USD LIBOR + 0.25%)(b)	0.48%	11/26/2021	5,000	5,000,859

Duke Energy Progress LLC Series A (3 mo. USD LIBOR + 0.18%)(b)	0.43%	02/18/2022	9,756	9,758,658

NextEra Energy Capital Holdings, Inc. (3 mo. USD LIBOR + 0.48%)(b)	0.73%	05/04/2021	9,156	9,173,422

NextEra Energy Capital Holdings, Inc. Series H	3.34%	09/01/2020	4,800	4,800,000

				28,732,939

Financial Exchanges & Data-0.15%
Intercontinental Exchange, Inc.	0.70%	06/15/2023	4,939	4,974,218

Health Care Services-0.29%
Cigna Corp.	3.20%	09/17/2020	10,000	10,012,259

Industrial Conglomerates-0.31%
Honeywell International, Inc. (3 mo. USD LIBOR + 0.23%)(b)	0.50%	08/19/2022	5,095	5,099,548

Siemens Financieringsmaatschappij N.V. (Germany)(c)	2.70%	03/16/2022	5,530	5,728,328

				10,827,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Insurance Brokers-0.34%
Marsh & McLennan Cos., Inc. (3 mo. USD LIBOR + 1.20%)(b)	1.51%	12/29/2021	$4,000	$4,003,129

Marsh & McLennan Cos., Inc.	3.50%	12/29/2020	7,706	7,788,016

				11,791,145

Integrated Oil & Gas-0.37%
Exxon Mobil Corp.	1.57%	04/15/2023	12,409	12,803,178

Investment Banking & Brokerage-1.75%
Goldman Sachs Group, Inc. (The)	5.25%	07/27/2021	7,766	8,110,012

Goldman Sachs Group, Inc. (The)	5.75%	01/24/2022	15,000	16,104,047

Morgan Stanley (SOFR + 0.83%)(b)	0.92%	06/10/2022	12,000	12,039,981

Morgan Stanley (3 mo. USD LIBOR + 1.40%)(b)	1.67%	04/21/2021	6,000	6,052,436

Morgan Stanley	5.75%	01/25/2021	17,539	17,917,405

				60,223,881

IT Consulting & Other Services-0.29%
International Business Machines Corp. (3 mo. USD LIBOR + 0.40%)(b)	0.65%	05/13/2021	10,000	10,028,202

Life & Health Insurance-4.39%
AIG Global Funding (3 mo. USD LIBOR + 0.46%)(b)(c)	0.76%	06/25/2021	2,000	2,006,760

AIG Global Funding(c)	0.80%	07/07/2023	7,317	7,375,469

AIG Global Funding(c)	2.30%	07/01/2022	5,000	5,157,421

Jackson National Life Global Funding (3 mo. USD LIBOR + 0.30%)(b)(c)	0.58%	10/15/2020	5,000	5,001,602

Jackson National Life Global Funding (SOFR + 0.60%)(b)(c)	0.70%	01/06/2023	10,000	9,996,458

Jackson National Life Global Funding(c)	2.10%	10/25/2021	10,350	10,513,222

Jackson National Life Global Funding(c)	3.30%	02/01/2022	10,000	10,398,593

MET Tower Global Funding (SOFR + 0.55%)(b)(c)	0.64%	01/17/2023	10,000	10,037,174

Metropolitan Life Global Funding I (3 mo. USD LIBOR + 0.23%)(b)(c)	0.51%	01/08/2021	15,202	15,213,628

Metropolitan Life Global Funding I (SOFR + 0.57%)(b)(c)	0.66%	09/07/2020	3,601	3,601,263

Metropolitan Life Global Funding I (SOFR + 0.57%)(b)(c)	0.66%	01/13/2023	3,749	3,766,240

Metropolitan Life Global Funding I(c)	0.90%	06/08/2023	9,524	9,645,505

Metropolitan Life Global Funding I(c)	2.40%	01/08/2021	3,945	3,975,071

Metropolitan Life Global Funding I(c)	2.50%	12/03/2020	17,000	17,097,343

New York Life Global Funding (3 mo. USD LIBOR + 0.16%)(b)(c)	0.46%	10/01/2020	8,000	8,001,369

New York Life Global Funding (3 mo. USD LIBOR + 0.28%)(b)(c)	0.53%	01/28/2021	3,500	3,504,247

New York Life Global Funding (3 mo. USD LIBOR + 0.32%)(b)(c)	0.57%	08/06/2021	3,335	3,345,084

New York Life Global Funding (3 mo. USD LIBOR + 0.44%)(b)(c)	0.71%	07/12/2022	8,889	8,943,580

New York Life Global Funding(c)	1.10%	05/05/2023	3,244	3,307,329

New York Life Global Funding(c)	2.00%	04/13/2021	5,125	5,179,044

New York Life Global Funding(c)	2.30%	06/10/2022	5,000	5,181,074

				151,247,476

Movies & Entertainment-0.14%
Walt Disney Co. (The) (3 mo. USD LIBOR + 0.25%)(b)	0.50%	09/01/2021	4,762	4,771,258

Multi-line Insurance-0.64%
MassMutual Global Funding II(c)	0.85%	06/09/2023	14,150	14,323,209

MassMutual Global Funding II(c)	2.50%	04/13/2022	7,500	7,776,098

				22,099,307

Multi-Utilities-0.21%
WEC Energy Group, Inc.	3.38%	06/15/2021	7,000	7,170,544

Oil & Gas Refining & Marketing-0.05%
Phillips 66 (3 mo. USD LIBOR + 0.60%)(b)	0.83%	02/26/2021	1,811	1,809,976

Other Diversified Financial Services-0.39%
USAA Capital Corp.(c)	1.50%	05/01/2023	12,960	13,341,876

Pharmaceuticals-0.51%
Bayer US Finance II LLC (Germany) (3 mo. USD LIBOR + 0.63%)(b)(c)	0.93%	06/25/2021	6,798	6,816,170

Bristol-Myers Squibb Co. (3 mo. USD LIBOR + 0.20%)(b)	0.48%	11/16/2020	7,500	7,502,263

GlaxoSmithKline Capital PLC (United Kingdom) (3 mo. USD LIBOR + 0.35%)(b)	0.62%	05/14/2021	3,378	3,385,250

				17,703,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Regional Banks-2.66%
Citizens Bank N.A. (3 mo. USD LIBOR + 0.72%)(b)	0.99%	02/14/2022	$5,000	$5,019,422

Citizens Bank N.A.	2.25%	10/30/2020	6,158	6,167,534

Citizens Bank N.A.	3.25%	02/14/2022	2,548	2,645,419

Fifth Third Bank	1.80%	01/30/2023	7,143	7,379,278

Fifth Third Bank	3.35%	07/26/2021	4,999	5,127,303

Huntington National Bank (The)	3.13%	04/01/2022	2,682	2,788,751

KeyBank N.A. (3 mo. USD LIBOR + 0.66%)(b)	0.91%	02/01/2022	11,539	11,600,390

KeyBank N.A.	1.25%	03/10/2023	10,901	11,123,133

KeyBank N.A.	2.30%	09/14/2022	5,500	5,708,542

KeyCorp	5.10%	03/24/2021	3,750	3,851,451

Truist Bank (3 mo. USD LIBOR + 0.50%)(b)	0.75%	10/26/2021	5,517	5,521,115

Truist Bank (3 mo. USD LIBOR + 0.59%)(b)	0.87%	05/17/2022	14,167	14,250,318

Truist Bank	2.85%	04/01/2021	8,000	8,100,634

Truist Financial Corp. (3 mo. USD LIBOR + 0.65%)(b)	0.95%	04/01/2022	2,500	2,516,437

				91,799,727

Restaurants-0.37%
Starbucks Corp.	2.10%	02/04/2021	12,688	12,766,688

Semiconductors-0.17%
QUALCOMM, Inc.	3.00%	05/20/2022	5,515	5,765,680

Systems Software-0.21%
Oracle Corp.	2.50%	10/15/2022	7,000	7,317,960

Technology Hardware, Storage & Peripherals-0.21%
Apple, Inc.	0.75%	05/11/2023	7,143	7,230,585

Thrifts & Mortgage Finance-0.49%
Nationwide Building Society (United Kingdom)(c)	2.00%	01/27/2023	8,571	8,870,457

Nationwide Building Society (United Kingdom)(c)	2.45%	07/27/2021	7,800	7,942,890

				16,813,347

Trucking-0.18%
Aviation Capital Group LLC (3 mo. USD LIBOR + 0.95%)(b)(c)	1.20%	06/01/2021	6,383	6,219,161

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,653,098,846)				1,667,688,780

Commercial Paper-33.36%(e)
Asset-Backed Securities - Fully Supported Bank-0.39%
Matchpoint Finance PLC (Ireland)(c)	0.15%	09/03/2020	13,345	13,344,882

Asset-Backed Securities - Multi-Purpose-0.84%
Lexington Parker Capital Co. LLC(c)	0.17%	09/21/2020	12,500	12,498,913

Lexington Parker Capital Co. LLC(c)	0.27%	10/28/2020	16,350	16,345,680

				28,844,593

Automobile Manufacturers-2.56%
American Honda Finance Corp.	0.78%	10/21/2020	10,000	9,996,430

Harley-Davidson Financial Services, Inc.(c)	0.45%	10/28/2020	13,000	12,995,727

Harley-Davidson Financial Services, Inc.(c)	0.25%	11/06/2020	30,000	29,988,052

Harley-Davidson Financial Services, Inc.(c)	0.58%	04/06/2021	2,700	2,674,723

Hyundai Capital America(c)	0.30%	11/18/2020	32,700	32,669,144

				88,324,076

Brewers-0.70%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)(c)	1.18%	10/29/2020	24,000	23,987,689

Consumer Finance-0.29%
General Motors Financial Co., Inc.(c)	0.70%	09/03/2020	10,000	9,999,658

Diversified Banks-4.07%
Barclays Bank PLC (United Kingdom)	0.32%	03/22/2021	35,000	34,957,962

BPCE S.A. (France)(c)	0.30%	08/03/2021	22,500	22,443,763

Danske Bank A/S (Denmark)(c)	0.61%	02/26/2021	31,500	31,464,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Diversified Banks-(continued)
HSBC USA, Inc.(c)	0.55%	02/01/2021	$29,800	$29,772,465

Swedbank AB (Sweden)	0.32%-1.56%	11/17/2020	21,500	21,492,966

				140,131,915

Diversified Capital Markets-1.09%
Enel Finance America LLC(c)	0.43%	09/18/2020	10,000	9,999,155

Enel Finance America LLC(c)	0.35%	09/22/2020	15,000	14,998,405

Enel Finance America LLC(c)	0.32%	10/20/2020	12,500	12,496,563

				37,494,123

Diversified Metals & Mining-1.25%
Glencore Funding LLC (Australia)(c)	0.33%	09/03/2020	25,000	24,999,539

Glencore Funding LLC (Australia)(c)	0.57%	12/07/2020	18,000	17,973,344

				42,972,883

Diversified Support Services-0.80%
Brookfield BRP Holdings Canada, Inc. (Canada)	0.56%	10/15/2020	10,500	10,497,441

Brookfield BRP Holdings Canada, Inc. (Canada)	0.32%	10/21/2020	17,000	16,995,207

				27,492,648

Electric Utilities-1.49%
Duke Energy Corp.(c)	0.19%	10/21/2020	9,500	9,497,322

Entergy Corp.(c)	0.50%	09/02/2020	18,000	17,999,856

Entergy Corp.(c)	0.35%	02/23/2021	24,053	24,009,373

				51,506,551

Financial Exchanges & Data-0.72%
Intercontinental Exchange, Inc.(c)	0.37%	11/16/2020	25,000	24,981,700

Gas Utilities-0.61%
Enbridge US, Inc.(c)	0.59%	10/01/2020	5,000	4,999,199

WGL Holdings, Inc.(c)	0.20%	09/17/2020	6,100	6,099,458

WGL Holdings, Inc.(c)	0.40%	09/23/2020	10,000	9,998,748

				21,097,405

Health Care Services-2.17%
Cigna Corp.(c)	0.19%	10/01/2020	20,000	19,996,797

CommonSpirit Health	1.31%	10/07/2020	16,644	16,640,972

CommonSpirit Health	1.20%	10/22/2020	30,700	30,688,382

CommonSpirit Health	0.50%	12/09/2020	7,600	7,592,991

				74,919,142

Integrated Oil & Gas-2.51%
BP Capital Markets PLC (United Kingdom)(c)	1.33%	10/22/2020	15,000	14,996,382

Eni Finance USA, Inc. (Italy)(c)	0.78%	10/02/2020	24,000	23,988,010

Eni Finance USA, Inc. (Italy)(c)	0.70%-0.72%	10/15/2020	8,240	8,233,717

Eni Finance USA, Inc. (Italy)(c)	0.35%	01/15/2021	12,500	12,465,132

Shell International Finance B.V. (Netherlands)(c)	2.11%	02/02/2021	10,000	9,989,322

Suncor Energy, Inc. (Canada)(c)	0.80%	09/09/2020	17,000	16,999,320

				86,671,883

Integrated Telecommunication Services-0.72%
AT&T, Inc.(c)	1.47%	12/11/2020	25,000	24,976,129

Managed Health Care-0.30%
Humana, Inc.(c)	0.28%	10/26/2020	6,000	5,994,923

Humana, Inc.(c)	0.27%	10/27/2020	4,500	4,496,124

				10,491,047

Movies & Entertainment-0.58%
Walt Disney Co. (The)(c)	0.70%	04/23/2021	20,000	19,954,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Multi-Utilities-1.81%
Engie S.A. (France)(c)	0.25%	09/01/2020	$20,000	$19,999,925

Engie S.A. (France)(c)	0.35%	11/02/2020	18,000	17,992,188

Engie S.A. (France)(c)	0.28%	11/17/2020	24,400	24,386,096

				62,378,209

Oil & Gas Exploration & Production-0.93%
Canadian Natural Resources Ltd. (Canada)(c)	0.25%	09/21/2020	31,900	31,896,669

Oil & Gas Refining & Marketing-1.41%
Motiva Enterprises LLC	0.65%	09/01/2020	17,600	17,599,924

Motiva Enterprises LLC	0.25%	09/22/2020	31,000	30,996,590

				48,596,514

Oil & Gas Storage & Transportation-1.87%
ETP Legacy L.P.(c)	0.65%	09/01/2020	64,600	64,599,291

Other Diversified Financial Services-2.66%
Anglesea Funding LLC(c)	0.25%	09/01/2020	20,000	19,999,925

Anglesea Funding LLC(c)	0.24%	10/02/2020	16,250	16,247,747

Mountcliff Funding LLC(c)	0.26%	09/10/2020	10,900	10,899,579

White Plains Capital Co. LLC(c)	1.00%	09/09/2020	10,000	9,999,287

White Plains Capital Co. LLC(c)	1.31%	01/12/2021	22,000	21,969,374

White Plains Capital Co. LLC(c)	1.06%	02/17/2021	12,500	12,476,861

				91,592,773

Packaged Foods & Meats-0.29%
Campbell Soup Co.(c)	0.75%	03/01/2021	10,000	9,969,313

Pharmaceuticals-0.49%
AstraZeneca PLC (United Kingdom)(c)	2.06%	10/28/2020	17,000	16,990,031

Regional Banks-0.08%
BNZ International Funding Ltd. (United Kingdom)(c)	0.18%	11/05/2020	2,700	2,699,500

Restaurants-0.43%
Starbucks Corp.(c)	1.93%	01/29/2021	15,000	14,961,243

Soft Drinks-1.02%
Coca-Cola Co. (The)(c)	0.27%-1.60%	01/12/2021	35,000	34,991,402

Tobacco-1.28%
BAT Capital Corp. (United Kingdom)(c)	0.25%-0.35%	09/14/2020	24,200	24,198,372

BAT Capital Corp. (United Kingdom)(c)	0.40%	10/02/2020	20,000	19,996,693

				44,195,065

Total Commercial Paper (Cost $1,149,102,650)				1,150,060,901

Asset-Backed Securities-9.07%
Auto Loans/Leases-4.73%
ARI Fleet Lease Trust; Series 2020-A, Class A2(c)	1.77%	08/15/2028	5,500	5,563,677

BMW Vehicle Owner Trust; Series 2020-A, Class A2	0.39%	02/27/2023	4,625	4,628,507

CarMax Auto Owner Trust;
Series 2017-2, Class A3	1.93%	03/15/2022	1,285	1,288,512

Series 2019-2, Class A2A	2.69%	07/15/2022	2,609	2,623,738

Chesapeake Funding II LLC (Canada);
Series 2017-2A, Class A2 (1 mo. USD LIBOR + 0.45%)(b)(c)	0.61%	05/15/2029	253	252,609

Series 2017-3A, Class A2 (1 mo. USD LIBOR + 0.34%)(b)(c)	0.50%	08/15/2029	686	685,853

Series 2017-4A, Class A1(c)	2.12%	11/15/2029	687	690,713

Series 2018-3A, Class A1(c)	3.39%	01/15/2031	4,121	4,258,863

Series 2019-1A, Class A1(c)	2.94%	04/15/2031	3,804	3,891,026

Series 2018-1A, Class A2 (1 mo. USD LIBOR + 0.45%)(b)(c)	0.61%	04/15/2030	6,849	6,834,403

Series 2020-1A, Class A2 (1 mo. USD LIBOR + 0.65%)(b)(c)	0.81%	08/16/2032	5,000	5,005,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Auto Loans/Leases-(continued)
Enterprise Fleet Financing LLC; Series 2019-1, Class A2(c)	2.98%	10/20/2024	$5,299	$5,399,514

Ford Credit Auto Owner Trust; Series 2020-B, Class A2	0.50%	02/15/2023	9,000	9,017,518

HPEFS Equipment Trust;
Series 2020-1A, Class A2(c)	1.73%	02/20/2030	6,000	6,057,468

Series 2020-2A, Class A2(c)	0.65%	07/22/2030	11,000	11,012,663

Mercedes-Benz Auto Receivables Trust; Series 2020-1, Class A2	0.46%	03/15/2023	5,500	5,506,174

NextGear Floorplan Master Owner Trust;
Series 2017-2A, Class A1 (1 mo. USD LIBOR + 0.68%)(b)(c)	0.84%	10/17/2022	1,900	1,899,517

Series 2019-1A, Class A1 (1 mo. USD LIBOR + 0.65%)(b)(c)	0.81%	02/15/2024	12,750	12,576,258

Series 2019-2A, Class A1 (1 mo. USD LIBOR + 0.70%)(b)(c)	0.86%	10/15/2024	10,000	9,771,368

Nissan Auto Lease Trust; Series 2019-B, Class A2B (1 mo. USD LIBOR + 0.27%)(b)	0.43%	10/15/2021	7,170	7,178,815

Santander Retail Auto Lease Trust;
Series 2019-B, Class A2B (1 mo. USD LIBOR + 0.36%)(b)(c)	0.52%	04/20/2022	5,748	5,750,244

Series 2019-C, Class A2B (1 mo. USD LIBOR + 0.34%)(b)(c)	0.50%	09/20/2022	8,336	8,342,556

Tesla Auto Lease Trust;
Series 2019-A, Class A2(c)	2.13%	04/20/2022	17,498	17,704,740

Series 2020-A, Class A2(c)	0.55%	05/22/2023	2,250	2,253,569

Volkswagen Auto Loan Enhanced Trust; Series 2020-1, Class A2A	0.93%	12/20/2022	5,500	5,519,064

Volvo Financial Equipment LLC; Series 2018-1A, Class A3(c)	2.54%	02/15/2022	5,049	5,078,862

Volvo Financial Equipment Master Owner Trust; Series 2018-A, Class A (1 mo. USD LIBOR + 0.52%)(b)(c)	0.68%	07/17/2023	11,300	11,278,788

World Omni Automobile Lease Securitization Trust; Series 2019-A, Class A2	2.89%	11/15/2021	2,900	2,914,743

				162,985,731

Consumer Finance-0.36%
American Express Credit Account Master Trust; Series 2019-1, Class A	2.87%	10/15/2024	12,000	12,493,399

Credit Cards-1.98%
Capital One Multi-Asset Execution Trust; Series 2019-A1, Class A1	2.84%	12/15/2024	12,000	12,444,886

Citibank Credit Card Issuance Trust; Series 2016-A3, Class A3 (1 mo. USD LIBOR + 0.49%)(b)	0.64%	12/07/2023	15,500	15,583,824

Discover Card Execution Note Trust; Series 2019-A2, Class A (1 mo. USD LIBOR + 0.27%)(b)	0.43%	12/15/2023	7,500	7,521,999

Evergreen Credit Card Trust (Canada);
Series 2019-1, Class A (1 mo. USD LIBOR + 0.48%)(b)(c)	0.64%	01/15/2023	8,000	8,011,795

Series 2019-3, Class A (1 mo. USD LIBOR + 0.37%)(b)(c)	0.53%	10/16/2023	10,200	10,222,438

Golden Credit Card Trust (Canada); Series 2019-1A, Class A (1 mo. USD LIBOR + 0.45%)(b)(c)	0.61%	12/15/2022	14,500	14,528,449

				68,313,391

Equipment Leasing-0.85%
Dell Equipment Finance Trust;
Series 2019-1, Class A2(c)	2.78%	08/23/2021	3,135	3,154,440

Series 2019-2, Class A2(c)	1.95%	12/22/2021	10,898	10,970,059

MMAF Equipment Finance LLC;
Series 2019-A, Class A2(c)	2.84%	01/10/2022	3,096	3,121,620

Series 2020-A, Class A2(c)	0.74%	04/09/2024	3,500	3,512,690

Transportation Finance Equipment Trust; Series 2019-1, Class A2(c)	1.90%	01/24/2022	8,484	8,535,232

				29,294,041

Industrial Machinery-0.05%
John Deere Owner Trust; Series 2019-A, Class A2	2.85%	12/15/2021	1,494	1,498,739

Specialized Finance-1.10%
Navient Private Education Refi Loan Trust;
Series 2019-A, Class A1(c)	3.03%	01/15/2043	90	89,848

Series 2019-FA, Class A1(c)	2.18%	08/15/2068	2,665	2,677,368

Series 2020-FA, Class A(c)	1.22%	07/15/2069	7,500	7,517,890

Navient Student Loan Trust;
Series 2017-4A, Class A2 (1 mo. USD LIBOR + 0.50%)(b)(c)	0.68%	09/27/2066	15,843	15,811,535

Series 2019-2A, Class A1 (1 mo. USD LIBOR + 0.27%)(b)(c)	0.45%	02/27/2068	4,284	4,283,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Specialized Finance-(continued)
SoFi Professional Loan Program LLC; Series 2019-B, Class A1FX(c)	2.78%	08/17/2048	$1,841	$1,852,253

SoFi Professional Loan Program Trust; Series 2020-A, Class A1FX(c)	2.06%	05/15/2046	5,622	5,676,577

				37,909,180

Total Asset-Backed Securities (Cost $310,891,062)				312,494,481

U.S. Treasury Securities-4.77%
U.S. Treasury Bills-3.61%(e)
U.S. Treasury Bills	1.80%	09/10/2020	2,700	2,699,955

U.S. Treasury Bills	0.14%	10/06/2020	500	499,959

U.S. Treasury Bills	0.30%	10/15/2020	20,000	19,998,044

U.S. Treasury Bills	0.14%	11/05/2020	11,800	11,798,242

U.S. Treasury Bills	0.15%	12/01/2020	11,800	11,797,614

U.S. Treasury Bills	0.13%	01/21/2021	7,800	7,797,039

U.S. Treasury Bills	0.11%-0.12%	02/04/2021	57,000	56,975,300

U.S. Treasury Bills	0.14%	07/15/2021	12,500	12,487,755

U.S. Treasury Bills	0.13%	08/12/2021	500	499,377

				124,553,285

U.S. Treasury Notes-1.16%
U.S. Treasury Notes	0.13%	05/15/2023	20,000	19,989,844

U.S. Treasury Notes	0.13%	08/15/2023	20,000	19,985,156

				39,975,000

Total U.S. Treasury Securities (Cost $164,403,378)				164,528,285

Certificates of Deposit-1.63%
Diversified Banks-1.28%
Cooperatieve Rabobank U.A. (Netherlands) (3 mo. USD LIBOR + 0.30%)(b)	0.60%	06/17/2021	15,000	15,033,144

Standard Chartered Bank (United Kingdom) (3 mo. USD LIBOR + 0.28%)(b)	0.53%	11/06/2020	20,000	20,010,681

Swedbank AB (Sweden) (3 mo. USD LIBOR + 0.40%)(b)	0.64%	04/27/2021	9,000	9,025,097

				44,068,922

Diversified Capital Markets-0.35%
Credit Suisse AG (Switzerland) (3 mo. USD LIBOR + 0.24%)(b)	0.57%	12/04/2020	12,000	12,007,202

Total Certificates of Deposit (Cost $55,994,536)				56,076,124

Variable Rate Demand Note-0.11%(f)
Credit Enhanced-0.11%
New York (State of) Housing Finance Agency (222 East 44th Street Housing); Series 2016 B, VRD RB (LOC - Bank of China Ltd.)(g) (Cost $3,950,000)	0.21%	05/01/2050	3,950	3,950,000

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-97.32% (Cost $3,337,440,472)				3,354,798,571

			Repurchase Amount
Repurchase Agreements-3.68%(h)
Citigroup Global Markets, Inc., joint open agreement dated 03/17/2020 (collateralized by domestic non-agency mortgage-backed securities, domestic and foreign non-agency asset-backed securities, and domestic and foreign corporate obligations valued at $289,300,002; 0.00% - 7.48%; 04/08/2021 - 12/15/2047)(i)	0.72%	-	-	40,000,000

J.P. Morgan Securities LLC, open agreement dated 03/02/2020 (collateralized by a domestic corporate obligation valued at $12,960,001; 5.00%; 02/01/2023)(i)	0.58%	-	-	12,000,000

Nomura Securities International, Inc., joint term agreement dated 08/28/2020, aggregate maturing value of $50,000,000 (collateralized by domestic non-agency mortgage-backed securities valued at $55,000,001; 2.70%; 02/25/2049)(b)	1.06%	12/30/2020	25,000,000	25,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Societe Generale, joint term agreement dated 08/05/2020, aggregate maturing value of $100,000,000 (collateralized by domestic and foreign non-agency asset-backed securities, domestic and foreign corporate obligations and domestic non-agency mortgage-backed securities valued at $109,811,708; 0.31% - 12.00%; 01/07/2021 - 10/07/2079)(b)	0.77%	04/22/2021	$50,000,000	$50,000,000

Total Repurchase Agreements (Cost $127,000,000)				127,000,000

TOTAL INVESTMENTS IN SECURITIES-101.00% (Cost $3,464,440,472)				3,481,798,571

OTHER ASSETS LESS LIABILITIES-(1.00)%				(34,385,529)

NET ASSETS-100.00%				$3,447,413,042

Investment Abbreviations:

LIBOR	-London Interbank Offered Rate
LOC	-Letter of Credit
RB	-Revenue Bonds
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $1,746,108,282, which represented 50.65% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2020.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Principal amount equals value at period end. See Note 1I.
(i)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Conservative Income Fund

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in securities, excluding repurchase agreements, at value (Cost $3,337,440,472)	$3,354,798,571

Repurchase agreements, at value and cost	127,000,000

Receivable for:
Fund shares sold	22,945,064

Interest	6,592,938

Fund expenses absorbed	273,457

Other assets	17,062

Total assets	3,511,627,092

Liabilities:
Payable for:
Investments purchased	44,947,125

Fund shares reacquired	18,170,229

Amount due custodian	497,946

Dividends	55,104

Accrued fees to affiliates	438,623

Accrued trustees’ and officers’ fees and benefits	15,146

Accrued operating expenses	89,877

Total liabilities	64,214,050

Net assets applicable to shares outstanding	$3,447,413,042

Net assets consist of:
Shares of beneficial interest	$3,431,557,271

Distributable earnings	15,855,771

$3,447,413,042

Net Assets:
Class A	$822,964,134

Class Y	$448,153,817

Institutional Class	$2,176,172,324

Class R6	$122,767

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	81,518,122

Class Y	44,405,109

Institutional Class	215,607,789

Class R6	12,145

Class A:
Net asset value and offering price per share	$10.10

Class Y:
Net asset value and offering price per share	$10.09

Institutional Class:
Net asset value and offering price per share	$10.09

Class R6:
Net asset value and offering price per share	$10.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Conservative Income Fund

Statement of Operations

For the year ended August 31, 2020

Investment income:
Interest	$55,246,554

Expenses:
Advisory fees	6,363,142

Administrative services fees	400,948

Distribution fees:
Class A	682,792

Transfer agent fees - Class A	619,197

Transfer agent fees - Class Y	113,508

Transfer agent fees - Institutional Class	166,679

Transfer agent fees - Class R6	48

Trustees’ and officers’ fees and benefits	49,670

Registration and filing fees	438,629

Other	(106,075)

Total expenses	8,728,538

Less: Expenses reimbursed	(409,671)

Net expenses	8,318,867

Net investment income	46,927,687

Realized and unrealized gain from:
Net realized gain from investment securities	124,203

Change in net unrealized appreciation of investment securities	7,801,743

Net realized and unrealized gain	7,925,946

Net increase in net assets resulting from operations	$54,853,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Conservative Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$46,927,687	$48,435,872

Net realized gain	124,203	110,659

Change in net unrealized appreciation	7,801,743	8,920,043

Net increase in net assets resulting from operations	54,853,633	57,466,574

Distributions to shareholders from distributable earnings:
Class A	(11,049,218)	(10,422,908)

Class Y	(3,136,095)	-

Institutional Class	(32,549,704)	(37,938,497)

Class R6	(1,208)	-

Total distributions from distributable earnings	(46,736,225)	(48,361,405)

Share transactions-net:
Class A	184,046,567	478,043,229

Class Y	446,555,894	-

Institutional Class	256,163,481	1,184,684,146

Class R6	120,739	-

Net increase in net assets resulting from share transactions	886,886,681	1,662,727,375

Net increase in net assets	895,004,089	1,671,832,544

Net assets:
Beginning of year	2,552,408,953	880,576,409

End of year	$3,447,413,042	$2,552,408,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Conservative Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/20	$10.05	$0.16	$0.05	$0.21	$(0.16)	$-	$(0.16)	$10.10	2.16%	$822,964	0.40	%(d)	0.45	%(d)	1.60	%(d)	42%
Year ended 08/31/19	10.02	0.25	0.03	0.28	(0.25)	-	(0.25)	10.05	2.82	636,809	0.40		0.49		2.50		18
Period ended 08/31/18(e)	10.00	0.08	0.03	0.11	(0.09)	-	(0.09)	10.02	1.09	156,651	0.40	(f)	0.47	(f)	1.84	(f)	35
Class Y
Period ended 08/31/20(g)	10.04	0.13	0.03	0.16	(0.11)	-	(0.11)	10.09	1.64	448,154	0.28	(d)(f)	0.32	(d)(f)	1.72	(d)(f)	42
Institutional Class
Year ended 08/31/20	10.04	0.18	0.05	0.23	(0.18)	-	(0.18)	10.09	2.29	2,176,172	0.27	(d)	0.27	(d)	1.73	(d)	42
Year ended 08/31/19	10.01	0.26	0.03	0.29	(0.26)	-	(0.26)	10.04	2.93	1,915,600	0.30		0.31		2.60		18
Year ended 08/31/18	10.02	0.19	(0.01)	0.18	(0.19)	-	(0.19)	10.01	1.77	723,926	0.30		0.36		1.94		35
Year ended 08/31/17	10.02	0.12	0.00	0.12	(0.12)	(0.00)	(0.12)	10.02	1.23	288,308	0.28		0.41		1.22		61
Year ended 08/31/16	9.99	0.09	0.02	0.11	(0.08)	-	(0.08)	10.02	1.08	104,692	0.28		0.59		0.87		84
Class R6
Period ended 08/31/20(h)	10.05	0.05	0.04	0.09	(0.03)	-	(0.03)	10.11	0.90	123	0.25	(d)(f)	0.29	(d)(f)	1.75	(d)(f)	42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $682,807, $305,304, $1,851,999 and $395 for Class A, Class Y, Institutional Class and Class R6 shares, respectively.
(e)	Commencement date of April 2, 2018.
(f)	Annualized.
(g)	Commencement date of December 10, 2019.
(h)	Commencement date of May 15, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Conservative Income Fund

Notes to Financial Statements

August 31, 2020

NOTE 1—Significant Accounting Policies

Invesco Conservative Income Fund (the “Fund”) is a series portfolio of Invesco Management Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide capital preservation and current income while maintaining liquidity.

The Fund currently consists of four different classes of shares: Class A, Class Y, Institutional Class and Class R6. On December 10, 2019 and May 15, 2020, the Fund began offering Class Y and Class R6 shares, respectively. Class A, Class Y, Institutional Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

24                         Invesco Conservative Income Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

LIBOR Risk - The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

K.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.25%

Over $1 billion	0.22%

For the year ended August 31, 2020, the effective advisory fees incurred by the Fund was 0.23%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

25                         Invesco Conservative Income Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y, Institutional Class and Class R6 shares to 0.40%, 0.25%, 0.30% and 0.25%, respectively, of average daily net assets (the “expense limits”). Prior to May 15, 2020, the Class Y expense limit was 0.30%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the number reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2020, Invesco reimbursed class level expenses of $316,993, $92,637, $0 and $41 of Class A, Class Y, Institutional Class and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund. For the year ended August 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. For the year ended August 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2020, IDI advised the Fund that IDI retained $5,000 in front-end sales commissions from the sale of Class A shares and $7,751 from Class A for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security.
These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2020, the Fund engaged in securities sales of $6,950,238, which did not result in any net realized gains (losses).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

26                         Invesco Conservative Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2020 and August 31, 2019:

	2020	2019

Ordinary income*	$46,736,225	$48,361,405

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$279,231

Undistributed long-term capital gains	88,251

Net unrealized appreciation – investments	17,357,037

Temporary book/tax differences	(38,842)

Capital loss carryforward	(1,829,906)

Shares of beneficial interest	3,431,557,271

Total net assets	$3,447,413,042

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$836,144	$993,762	$1,829,906

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2020 was $1,028,786,783 and $728,609,236, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $39,857,031 and $24,988,106, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$18,135,292

Aggregate unrealized (depreciation) of investments	(778,255)

Net unrealized appreciation of investments	$17,357,037

Cost of investments for tax purposes is $3,464,441,534.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on August 31, 2020, undistributed net investment income was increased by $16,578 and undistributed net realized gain (loss) was decreased by $16,578. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Ultra-Short Duration Fund, undistributed net investment income was decreased by $25,540, undistributed net realized gain (loss) was decreased by $1,883,424 and shares of beneficial interest was increased by $1,908,964. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended August 31,
	2020(a)		2019
	Shares	Amount	Shares	Amount

Sold:
Class A	77,145,331	$775,637,678	85,586,682	$856,933,631

Class Y(b)	60,415,575	606,993,540	-	-

Institutional Class	229,965,235	2,310,890,614	238,327,824	2,384,175,999

Class R6(c)	3,275	33,075	-	-

27                         Invesco Conservative Income Fund

		Summary of Share Activity

	Years ended August 31,
	2020(a)		2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	731,067	$7,342,681	730,684	$7,325,991

Class Y(b)	264,356	2,655,951	-	-

Institutional Class	2,021,601	20,303,749	2,698,369	27,042,397

Class R6(c)	97	984	-	-

Issued in connection with acquisitions:(d)
Class A	1,033,619	10,385,540	-	-

Class Y(b)	2,903,298	29,167,724	-	-

Class R6(c)	43,297	435,374	-	-

Reacquired:
Class A	(60,775,054)	(609,319,332)	(38,573,291)	(386,216,393)

Class Y(b)	(19,178,120)	(192,261,321)	-	-

Institutional Class	(207,082,456)	(2,075,030,882)	(122,612,154)	(1,226,534,250)

Class R6(c)	(34,524)	(348,694)	-	-

Net increase in share activity	87,456,597	$886,886,681	166,158,114	$1,662,727,375

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of December 10, 2019.
(c)	Commencement date of May 15, 2020.
(d)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Ultra-Short Duration Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 3,980,214 shares of the Fund for 8,007,337 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $39,988,638, including $63,687 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,709,611,128 and $2,749,599,766 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2020 assuming the reorganization had been completed on September 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income	$48,143,521

Net realized and unrealized gains	7,914,087

Change in net assets resulting from operations	$56,057,608

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 11—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28                         Invesco Conservative Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Management Trust and Shareholders of Invesco Conservative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Conservative Income Fund (constituting Invesco Management Trust, hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                         Invesco Conservative Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business May 15, 2020 (commencement date) and held through August 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business May 15, 2020 through August 31, 2020 for the Class R6 shares). Because the Class R6 shares have not been in existence for a full six month period, the actual endind account value and expense information shown may not provide a meaningful compaison to fund expens information of classes that show such data for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/20)	Expenses Paid During Period2, [3]	Annualized Expense Ratio
A	$1,000.00	$1,010.10	$2.02	$1,023.13	$2.03	0.40%
Y	1,000.00	1,009.70	1.36	1,023.78	1.37	0.27
Institutional	1,000.00	1,009.80	1.31	1,023.83	1.32	0.26
R6	1,000.00	1,009.00	0.73	1,023.88	1.27	0.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2020 through August 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 106 (as of close of business May 15, 2020 through August 31, 2020)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

30                         Invesco Conservative Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of Invesco Management Trust as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Conservative Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated

Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the ICE BofAML U.S. Treasury Bill Index. The Board noted that performance of Institutional Class shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Institutional Class shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Institutional Class shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary

31                         Invesco Conservative Income Fund

to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco Conservative Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	99.87%
U.S. Treasury Obligations*	0.37%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$16,578

33                         Invesco Conservative Income Fund

Trustees and Officers

The address of each trustee and officer is Invesco Management Trust (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			198	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	198	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2014	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	198	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	198	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	198	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	198	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	198	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	198	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	198	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	198	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			198	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: CEO UBS Securities LLC (investment banking); COO Americas UBS AG (investment banking; Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	198	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	198	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	198	None

Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	198	None

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	198	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	198	EnAIble, Inc. (technology) Formerly: ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2014

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)

John M. Zerr – 1962 Senior Vice President	2014

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2014

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2014

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

T-6                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2014	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl – 1969 Chief Compliance Officer	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217-1431

T-7                         Invesco Conservative Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-22957 and 333-195218	Invesco Distributors, Inc.	CINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between September 1, 2019 to October 29, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and that it believes it can continue to serve as the independent registered public accounting firm for the Funds in the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019

Audit Fees	$44,407	$45,425
Audit-Related Fees(1)	$5,500	$0
Tax Fees(2)	$14,327	$17,230
All Other Fees	$0	$0

Total Fees	$64,234	$62,655

(1)	Audit-Related Fees for the fiscal year end August 31, 2020 includes fee billed for agreed upon procedures for regulatory filings.
(2)

Tax Fees for the fiscal years ended August 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,769,000 for the fiscal year ended August 31, 2020 and $3,211,000 for the fiscal year ended August 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,484,327 for the fiscal year ended August 31, 2020 and $3,918,230 for the fiscal year ended August 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Management Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020